UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2021

Atlas Crest Investment Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39668	85-2730902
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

399 Park Avenue

New York, New York 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 883-3800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, and one-third of one Redeemable Warrant	ACIC. U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	ACIC	The New York Stock Exchange
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	ACIC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 14, 2021, Atlas Crest Investment Corp., a Delaware corporation (the “Company” or “Atlas”) held a special meeting of stockholders (the “Special Meeting”) as a virtual meeting, conducted via live webcast, in connection with the proposed business combination (the “Business Combination”) between Atlas, Artemis Acquisition Sub Inc., (“Merger Sub”) and Archer Aviation Inc., a Delaware corporation (“Archer”), as described in the (i) Company’s definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 11, 2021 (the “Proxy Statement”) and first mailed to the stockholders of the Company on or about August 12, 2021 and (ii) supplement to the Proxy Statement filed with the SEC on August 30, 2021 (the “Supplement”) and first mailed to the stockholders of the Company on or about August 30, 2021. Each proposal (individually a “Proposal” and, collectively, the “Proposals”) voted upon at the Special Meeting is described in detail in the Proxy Statement and/or the Supplement and the final voting results are indicated below.

As of the close of business on August 5, 2021, the record date for the Special Meeting, there were approximately 50,000,000 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and 12,500,000 shares of the Company’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), outstanding. A total of 38,112,953 shares of Common Stock, representing approximately 60.98% of the outstanding shares of Common Stock entitled to vote, were present in person or by proxy, constituting a quorum.

Proposal 1. The Business Combination Proposal - To consider and vote upon a proposal to approve the Business Combination Agreement, dated as of February 10, 2021 (as amended and restated on July 29, 2021), by and among Atlas, Archer, and Merger Sub, and the transactions contemplated thereby, pursuant to which Merger Sub will merge with and into Archer, with Archer surviving the merger as a wholly owned subsidiary of Atlas (the “Merger”) (Class A Common Stock and Class B Common Stock, voting together as a single class):

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Common Stock Broker Non-Votes
36,521,874	1,527,825	63,254	—

The Business Combination Proposal was approved, having received “For” votes from holders of at least 50.1% of the outstanding shares of Common Stock represented in person or by proxy at the Special Meeting.

Proposal 2. The Charter Proposal - To consider and vote upon a proposal to approve an amendment to the amended and restated certificate of incorporation of Atlas (the “Proposed Charter”) that will be in effect upon the closing of the Merger to, among other things, (i) change the Company’s name to “Archer Aviation Inc.” (“New Archer”), (ii) increase the total number of shares of all classes of authorized capital stock from (x) 221,000,000 consisting of (1) 220,000,000 shares of common stock, including (A) 200,000,000 shares of Class A common stock, and (B) 20,000,000 shares of Class B common stock, and (2) 1,000,000 shares of preferred stock, to (y) 1,010,000,000, consisting of (1) 1,000,000,000 shares of common stock, including (A) 700,000,000 shares of Class A common stock, and (B) 300,000,000 shares of Class B common stock, and (2) 10,000,000 shares of preferred stock, (iii) provide that holders of shares of Class A common stock shall be entitled to one vote per share, and that holders of shares of Class B common stock shall be entitled to ten votes per share, on all matters to be voted upon by the stockholders, (iv) require either an affirmative vote of at least 66 2/3% of the voting power of New Archer’s then-outstanding capital stock entitled to vote generally in an election of directors, voting together as a single class, or the approval of New Archer’s board of directors to alter, amend, or repeal the proposed bylaws, (v) require an affirmative vote of at least 66 2/3% of the voting power of New Archer’s then-outstanding capital stock entitled to vote in an election of directors to alter, amend, or repeal certain provisions of the Proposed Charter, (vi) remove the provisions relating to the Company’s status as a blank check company, (vii) remove the provisions relating to the application of the doctrine of corporate opportunity, (viii) provide that no action will be taken by any holders of shares of common stock of New Archer, except at an annual or special meeting of stockholders called in accordance with the bylaws, and no action will be taken by the stockholders by written consent, and (ix) provide for certain additional changes which the board of directors believes are necessary to adequately address the needs of New Archer following the closing of the Business Combination (Class A Common Stock and Class B Common Stock, voting together as a single class):

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Common Stock Broker Non-Votes
36,004,873	2,034,671	73,409	—

The Charter Proposal was approved, having received “For” votes from holders of at least 50.1% of the outstanding shares of Common Stock voting together as a single class.

Proposal 3. The Governance Proposals - To consider and vote upon, on a non-binding advisory basis, the following provisions included in the Proposed Charter, on a non-binding advisory basis in accordance with the SEC guidance (Class A Common Stock and Class B Common Stock, voting together as a single class):

Proposal 3.A. To increase the total number of shares of all classes of authorized capital stock from (i) 221,000,000, consisting of (a) 220,000,000 shares of common stock, including (1) 200,000,000 shares of Class A common stock, and (2) 20,000,000 shares of Class B common stock, and (b) 1,000,000 shares of preferred stock, to (ii) 1,010,000,000, consisting of (A) 1,000,000,000 shares of common stock, including (1) 700,000,000 shares of Class A common stock, and (2) 300,000,000 shares of Class B common stock, and (B) 10,000,000 shares of preferred stock.

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Common Stock Broker Non-Votes
35,218,583	2,781,142	113,228	—

Proposal 3.B. To provide that holders of shares of Class A Common Stock will be entitled to one vote per share on all matters to be voted upon by the stockholders, and holders of shares of Class B Common Stock will be entitled to ten votes per share on all matters to be voted upon by the stockholders.

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Common Stock Broker Non-Votes
34,090,444	3,920,142	102,367	—

Proposal 3.C. To provide that any amendment to the amended and restated bylaws of New Archer will require either the approval of New Archer’s board of directors or an affirmative vote the holders of at least 66 2∕3% of the voting power of New Archer’s then-outstanding shares of capital stock entitled to vote generally in an election of directors, voting together as a single class.

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Common Stock Broker Non-Votes
35,163,863	2,863,122	85,968	—

Proposal 3.D. To provide that any amendment to certain provisions of the Proposed Charter will require an affirmative vote of the holders of at least 66 2∕3% of the voting power of New Archer’s then-outstanding shares of capital stock entitled to vote generally in an election of directors, voting together as a single class.

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Common Stock Broker Non-Votes
35,175,176	2,855,670	82,107	—

Each of the Governance Proposals 3.A through 3.D (inclusive) was approved, having received “For” votes from holders of at least 50.1% of the outstanding shares of Common Stock represented in person or by proxy at the Special Meeting.

Proposal 4. The NYSE Proposal - To consider and vote upon a proposal to adopt and approve the issuance of 2,244,780 shares of Class A common stock and up to 215,995,224 shares of Class B common stock, in the Business Combination, as well as the issuance and sale of 60,000,000 shares of Class A common stock in the Pipe financing (as described in the Proxy Statement) to comply with Section 312.03(c) of the NYSE Listed Company Manual (Class A Common Stock and Class B Common Stock, voting together as a single class).

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Common Stock Broker Non-Votes
36,263,989	1,739,931	109,033	—

The NYSE Proposal was approved, having received “For” votes from holders of at least 50.1% of the outstanding shares of Common Stock represented in person or by proxy at the Special Meeting.

Proposal 5. The Equity Incentive Plan Proposal - To consider and vote upon a proposal to approve the 2021 Equity Incentive Plan (Class A Common Stock and Class B Common Stock, voting together as a single class):

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Common Stock Broker Non-Votes
34,880,748	3,079,940	152,265	—

The Equity Incentive Plan Proposal was approved, having received “For” votes from holders of at least 50.1% of the outstanding shares of Common Stock represented in person or by proxy at the Special Meeting.

Proposal 6. The Employee Stock Purchase Plan Proposal - To consider and vote upon a proposal to approve the 2021 Employee Stock Purchase Plan (Class A Common Stock and Class B Common Stock, voting together as a single class):

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Common Stock Broker Non-Votes
37,475,258	506,744	130,951	—

The Employee Stock Purchase Plan Proposal was approved, having received “For” votes from holders of at least 50.1% of the outstanding shares of Common Stock represented in person or by proxy at the Special Meeting.

Proposal 7. The Adjournment Proposal - To consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals at the Special Meeting (Class A Common Stock and Class B Common Stock, voting together as a single class):

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Common Stock Broker Non-Votes
36,238,257	1,779,901	94,795	—

Because there were sufficient votes at the time of the Special Meeting to approve each of the above Proposals No. 1 through No. 6 (inclusive), a vote on the proposal to adjourn the Special Meeting to solicit additional proxies if there were not sufficient votes at the time of the Special Meeting to approve one or more proposals at the Special Meeting, while approved, was not necessary or applicable.

Based on the results of the Special Meeting, and subject to the satisfaction or waiver of the remaining closing conditions, as described in the Proxy Statement, the Business Combination is expected to be consummated on September 16, 2021. Following the consummation of the Business Combination, the common stock and warrants of New Archer are expected to begin trading on the New York Stock Exchange under the symbols “ACHR” and “ACHR WS,” respectively, on September 17, 2021.

Item 8.01 Other Events.

In connection with the Business Combination, holders of 24,239,307 shares of Class A Common Stock of the Company exercised their right to redeem their shares for cash at a redemption price of approximately $10.00 per share, for an aggregate redemption amount of $242,420,848.23.

On September 14, 2021, Atlas and Archer issued a joint press release announcing the results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1.

Important Information for Investors and Stockholders and Where to Find It

In connection with the proposed Business Combination, Atlas has filed with the SEC a registration statement on Form S-4, including the Proxy Statement, which was declared effective by the SEC on August 11, 2021, and the Supplement on August 30, 2021. The Proxy Statement was first mailed to the stockholders of the Company on or about August 12, 2021, and the Supplement, including a revised proxy card, was first mailed to the stockholders of the Company on or about August 30, 2021, seeking their approval of the respective Business Combination-related proposals. Investors and security holders and other interested parties are urged to read the Proxy Statement, and any amendments or supplements thereto (including the Supplement) and any other documents filed with the SEC when they become available, carefully and in their entirety because they contain important information about Atlas, Archer and the proposed Business Combination. Investors and security holders may obtain free copies of the Proxy Statement, the Supplement and other documents filed with the SEC by Atlas through the website maintained by the SEC at http://www.sec.gov. The information contained on, or that may be accessed through, the website referenced in this Current Report on Form 8-K (this “Current Report”) is not incorporated by reference into, and is not a part of, this Current Report.

No Offer or Solicitation

This Current Report does not constitute an offer to sell or a solicitation of an offer to buy any securities, or the solicitation of any vote or approval in any jurisdiction in connection with the proposed Business Combination among Archer and Atlas or any related transactions, nor shall there be any sale, issuance or transfer of securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful. Any offering of securities or solicitation of votes regarding the proposed Business Combination will be made only by means of a definitive proxy statement/prospectus that complies with applicable rules and regulations promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and Securities Exchange Act, of 1934, as amended (the “Exchange Act”), or pursuant to an exemption from the Securities Act or in a transaction not subject to the registration requirements of the Securities Act.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination between Atlas and Archer, the estimated or anticipated future results and benefits of the combined company following the Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of the management of Atlas and Archer and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Atlas and Archer. These statements are subject to a number of risks and uncertainties regarding the businesses of Atlas and Archer and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, the early stage nature of Archer’s business and its past and projected future losses; Archer’s ability to manufacture and deliver aircraft and its impact on the risk of investment; Archer’s dependence on United Airlines for its current aircraft orders and development process, and the risk that United Airlines cancels its contracts with Archer; risks relating to the uncertainty of the projections included in the model; the effectiveness of Archer’s marketing and growth strategies, including its ability to effectively market air transportation as a substitute for conventional methods of transportation; Archer’s ability to compete in the competitive urban air mobility and eVTOL industries; Archer’s ability to obtain expected or required certifications, licenses, approvals, and authorizations from transportation authorities; Archer’s ability to achieve its business milestones and launch products on anticipated timelines; Archer’s dependence on suppliers and service partners for the parts and components in its aircraft; Archer’s ability to develop commercial-scale manufacturing capabilities; regulatory requirements and other obstacles outside of Archer’s control that slow market adoption of electric aircraft, such as Archer’s inability to obtain and maintain adequate facilities and Vertiport infrastructure; Archer’s ability to hire, train and retain qualified personnel; risks related to Archer’s Aerial Ride Sharing Business operating in densely populated metropolitan areas and heavily regulated airports; adverse publicity from accidents involving aircraft, helicopters or lithium-ion battery cells; the impact of labor and union activities on Archer’s work force; losses resulting from indexed price escalation clauses in purchase orders and cost overruns; regulatory risks related to evolving laws and regulations in Archer’s industries; impact of the COVID-19 pandemic on Archer’s business and the global economy; the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination; a decline in the value of Archer’s securities following the Business Combination if it fails to meet the expectations of investors or securities analysts; Archer’s inability to protect its intellectual property rights from unauthorized use by third parties; Archer’s need for and the availability of additional capital; cybersecurity risks; risks and costs associated with the ongoing litigation with Wisk Aero LLC; the dual class structure of Archer’s common stock, which will limit other investors’ ability to influence corporate matters; the ability of Atlas or the combined company to issue equity or equity-linked securities in connection with the Business Combination or in the future, and those factors discussed in Atlas’ definitive proxy statement/prospectus dated August 11, 2021, and Atlas’ Annual Report on Form 10-K/A as of and for the year ended December 31, 2020, in each case, under the heading “Risk Factors,” and other documents of Atlas filed, or to be filed, with the SEC. If any of these risks materialize or if assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Atlas nor Archer presently know or that Atlas and Archer currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Atlas’ and Archer’s expectations, plans or forecasts of future events and views as of the date of this communication. Atlas and Archer anticipate that subsequent events and developments will cause Atlas’ and Archer’s assessments to change. However, while Atlas and Archer may elect to update these forward-looking statements at some point in the future, Atlas and Archer specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Atlas’ or Archer’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Joint Press Release of Atlas Crest Investment Corp. and Archer Aviation Inc., dated September 14, 2021.
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2021

ATLAS CREST INVESTMENT CORP.

By:	/s/ Michael Spellacy
Name:	Michael Spellacy
Title:	Chief Executive Officer